UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2019

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.

On April 24, 2019, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2019. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders held on April 24, 2019 (the “Annual Meeting”), the shareholders of the Company voted on three proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1.To elect twelve directors to serve on the Company’s Board of Directors for a one-year term ending at the 2020 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Case	308,216,516	185,426	406,421	14,808,111
James B. Connor	297,373,579	9,998,574	1,436,210	14,808,111
Ngaire E. Cuneo	290,690,397	17,744,483	373,483	14,808,111
Charles R. Eitel	295,473,449	12,961,043	373,871	14,808,111
Norman K. Jenkins	308,177,801	219,737	410,825	14,808,111
Melanie R. Sabelhaus	306,588,347	1,813,825	406,191	14,808,111
Peter M. Scott, III	307,419,915	1,014,487	373,961	14,808,111
David P. Stockert	301,091,551	7,347,642	369,170	14,808,111
Chris Sultemeier	308,258,242	181,036	369,085	14,808,111
Michael E. Szymanczyk	308,225,324	209,305	373,734	14,808,111
Warren M. Thompson	308,088,054	349,020	371,289	14,808,111
Lynn C. Thurber	305,038,749	3,439,149	330,465	14,808,111

2.To vote on an advisory basis to approve the compensation of the Company’s named executive officers as set forth in the 2019 proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
282,991,708	25,304,805	511,850	14,808,111
3.To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2019:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
310,123,315	13,037,709	455,450	—

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated April 24, 2019, with respect to its financial results for the quarter ended March 31, 2019.*
_________________________

*	The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 25, 2019